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                                                                   EXHIBIT 10.35


                         OXFORD VENTURE LEASING, LLC.
                       8180 GREENSBORO DRIVE, SUITE 1000
                               McLEAN, VA 07854
                    203-855-0030 (PHONE) 203-866-3593 (FAX)

                                                                   June 18, 1998
Paradigm Genetics, Inc.
106 Alexander Dr. Bldg 6
Research Triangle Park, NC 27709

     RE: Master Loan and Security Agreement No. 7237 and Schedule No. 1 both dated June 18, 1998 and Promissory Note thereto,

Ladies and Gentlemen:

Oxford Venture Leasing, LLC requires insurance coverage with companies and in form satisfactory to it as one of the conditions to enter into the above described lease or loan with your Company covering the Equipment listed on the attached schedule or exhibit. This insurance must be carried throughout the term of the lease/loan. Please sign and return this letter. Please forward a copy of this letter to your insurance company to process a certificate with the following requirements:

PROPERTY COVERAGE:
------------------
* Covering all risks of physical loss, damage, destruction or theft of the Equipment, with extended coverage.
*    Loss payable to OXFORD VENTURE LEASING, LLC. AND ITS ASSIGNS.
* In an amount equal to not less than the Equipment's full replacement value of [$398,913.07_].

LIABILITY COVERAGE:
-------------------
*    $5,000,000.00 combined single limit for each occurrence general liability
      ------------                           ---------------
     coverage.
*    Naming OXFORD VENTURE LEASING, LLC. AND ITS ASSIGNS as Additional Insured

PROPERTY AND LIABILITY COVERAGE:
--------------------------------
* The Equipment should be described specifically or by reference to an attached schedule or exhibit or by reference to the above lease or loan and account number.
*    Carrier should be rated A-, VIII (or better) by A.M. Best Company.
* Notices to Oxford Venture Leasing, LLC are to be sent to 8180 Greensboro Drive, suite 1000, McLean, Virginia 22102.

Attached is a sample insurance certificate. Additional provisions may be required for vehicles or other specialized collateral or if otherwise applicable to the transaction.
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ADDITIONAL POLICY PROVISIONS:
-----------------------------
* The policies must provide that they will not be canceled or altered without thirty (30) days prior written notice to OXFORD VENTURE LEASING, LLC.
* The policies insuring against loss, damage, destruction or theft must provide that the coverage will not be invalidated against OXFORD VENTURE LEASING, LLC. AND ITS ASSIGNS because of any violation of any condition or warranty contained in any policy or application therefor by the insured or others.

Please feel free to contact or have your insurance agent contact [name of Phoenixcor documentation person] at your earliest convenience. Please be aware that failure to have an insurance certificate in effect that meets the above requirements will delay the commencement and/or funding of the above lease or loan.

Very truly yours,                       AGREED TO AND ACCEPTED BY:

OXFORD VENTURE LEASING, LLC.            PARADIGM GENETICS, INC.

                                        BY:_____________________________

                                        TITLE:__________________________

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                                   EXHIBIT A


                               LIST OF EQUIPMENT

The following list and description of Equipment supplements and forms a part of Equipment Schedule No. 1 dated June 18, 1998 to Master Loan and Security Agreement No. 7237 between Lender and Customer and may be attached to said Equipment Schedule and any related UCC Financing Statements, or other document relating to the Master Loan and Security Agreement the Equipment Schedule or any other document describing the Equipment.

                          See Attached Equipment list

Description:
Supplier:
Model No.:
Serial No.:
Equipment Description:


Quantity:
Equipment Location:


All property listed above, together with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and a right to use license for any software related to any of the foregoing now or hereafter acquired and all proceeds, in the form of goods, accounts, chattel paper, documents, instruments and insurance proceeds.


OXFORD VENTURE LEASING, LLC             PARADIGNM GENETICS, INC.
(LENDER)                                (CUSTOMER)

By:___________________________          By:___________________________

Name:_________________________          Name:_________________________

Title:________________________          Title:________________________

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                         ACKNOWLEDGMENT OF ASSIGNMENT
                         ----------------------------


TO:  PHOENIXCOR, INC.
     65 WATER STREET
     SOUTH NORWALK, CONNECTICUT 06854

RE:  ASSIGNMENT OF LOAN WITH OXFORD VENTURE LEASING, LLC

Ladies and Gentlemen:

     Reference is made to the annexed Master Loan and Security Agreement No. 7237 dated June 18, 1998 (the "Loan Agreement") between Oxford Venture Leasing, LCC ("Lender") and the undersigned Paradigm Genetics, Inc. ("Borrower"), covering the collateral described in the Loan Agreement (the "Collateral"). We consent to Lender's assignment of the Loan Agreement to you, acknowledge receipt of notice of such assignment and in consideration of your advancement of funds to the Lender with respect to the Loan Agreement, we hereby acknowledge and agree that:

     1. The Loan Agreement is in full force and effect and constitutes our valid and binding obligation, enforceable in accordance with their terms. We have not entered into any agreement with any person modifying the provisions of the Loan Agreement and we cannot make any future modification, termination or settlement of amounts due under the Loan Agreement except with the consent of you or your assigns.

     2. The Loan Agreement describes the entire agreement between Lender and us regarding our use of and rights and obligations with respect to the Collateral except: (none). There are no "side letters" or verbal understandings between us and Lender modifying the provisions of the Loan Agreement or otherwise affecting our obligations to make the payments thereunder.

     3. The Collateral was just delivered to our premises located at 106 Alexander Drive, Building 6, Research Triangle Park, NC 27709 on or after the invoke dates set forth on the attached Equipment Schedule Exhibit A and has been unconditionally accepted by us and is in satisfactory working order on the date hereof. We agree to make no claim against you with respect to the Collateral. We further agree that you may inspect the Collateral on reasonable prior verbal or written notice to us.

     4. Lender has assigned to you all of its right, title and interest in the Loan Agreement but none of its obligations and you are the Lender of record under the Loan Agreement. We remit to you all of the forty-nine (49) successive monthly installments consisting of twelve (12) payments of $4,238.45, followed by thirty-six payments of $12,324.42, followed by one final payment of $39,891.31 commencing on the funding date on or about July 8, 1998 and continuing

                                       4
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on the same day of every month thereafter. We will have no obligation to you and you will have no obligation to us with respect to any installments under the Note due or paid to Lender prior to such date. We agree to make all the installments to you or your assigns unconditionally without defense, setoff or counterclaim. However, we preserve all our rights against Lender. We agree to make all payments due and to give all notices and information required under the Loan Agreement to you at your above address or to any revised address of which you or your assigns may advise us.

     5. We have received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the Loan Agreement, the amounts payable thereunder or the Collateral.

     6. No event of default (or that which would constitute an event of default under the Loan Agreement with the passage of time, giving of no notice, or both) on our part, or to our knowledge, on the part of Lender, has occurred in the performance of each such party's obligations under the Loan Agreement.

     7. This Acknowledgment of Assignment shall inure to the benefit of your successors and assigns.

     8. We acknowledge that the Loan and all related documents are governed by the laws of the State of Connecticut and were entered into with the understanding that they where to be assigned to you and you require that the laws of Connecticut govern your transactions so that the documents will be applied and interpreted uniformly. We agree that such laws bear a reasonable relationship to the Loan and related documents.

DATED:  June 18, 1998

                                                  Very truly yours,

                                                  PARADIGM GENETICS, INC.

                                                  By:___________________________

                                                  Title:________________________


                           ACKNOWLEDGEMENT OF LENDER
                           -------------------------

The undersigned Lender under the Loan Agreement defined in the foregoing Acknowledgment of Assignment hereby consents to the foregoing and confirms that it has assigned all remaining installments under the Loan Agreement to Phoenixcor, Inc. as specified in the Acknowledgment of Assignment.

DATED:  June 18, 1998

OXFORD VENTURE LEASING, LLC

                                       5
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(LENDER),

BY:_______________________________

TITLE:____________________________

PROMISSORY NOTE TO:                   MASTER LOAN AND SECURITY AGREEMENT NO.
                                      7237 Dated June 18, 1998

                           EQUIPMENT SCHEDULE NO. 1

U.S. $398,913.07                                                McLean, Virginia

Dated: ________________

     FOR VALUE RECEIVED, Paradigm Genetics. Inc., a North Carolina corporation (the "Borrower"), hereby promises to pay to the order of OXFORD VENTURE LEASING, LLC. or its successors or assigns (the "Payee") at its offices located at 8180 Greensboro Drive, suite 1000, McLean, Virginia 22102 or at such other place as the Payee or any holder hereof may from time to time designate, the principal amount of U.S. three hundred ninety eight thousand nine hundred thirteen and 07/100 DOLLARS ($398,913.07), with interest (based on a year of 360 days and 30 day months) on the principal amount hereof remaining from time to time unpaid, such principal and interest to be paid in consecutive monthly installments until fully paid in the manner and at a rate of interest per annum as determined and provided in the Loan Agreement. Anything in this Note to the contrary notwithstanding, in the event that any payment of interest hereunder shall exceed the legal limit, such amount in excess of such limit shall be deemed a payment of principal hereunder.

This Note evidences a loan by the Payee to the undersigned pursuant to the Loan Agreement indicated above between the undersigned and the Payee as from time to time may be amended restated, replaced, supplemented, substituted for or renewed, and the holder of this Note is entitled to the benefits thereof, including without limitation, the security interest in the Equipment granted therein. Each term defined in the Loan Agreement and not otherwise defined herein shall have the same definition when used herein.

The principal hereof and accrued interest hereon shall become forthwith due and payable as provided in the Loan Agreement Payments hereunder not made when due shall accrue late charges as provided in the Loan Agreement. This Note may not be prepaid in whole or in part except as otherwise specifically provided in the Loan Agreement.

The Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. No act or omission of the Payee, including without limitation any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of such right remedy or recourse. Any waiver or release may be effected only by a written document executed by Payee and then only to the extent specified therein. The undersigned hereby promises to pay all Attorneys Fees and Expenses that may be incurred in connection with the enforcement and/or collection of this Note.

The undersigned authorizes the Payee to insert above as the date of the Note, the date on which Payee disburses funds pursuant to the Loan Agreement.

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This Note is freely assignable by the Payee, in whole or in part, and from time to rime. All of the terms and provisions of this Note inure to and are binding upon the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties. None of the rights or obligations of the Borrower hereunder may be assigned or otherwise transferred without the prior written consent of the Payee.

THIS NOTE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT, / WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. BORROWER HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE. Any action by Borrower against Payee for any cause of action under this Note shall be brought within one year after any such cause of action first arises. If requested by Payee, Borrower agrees that prior to the commencement of any litigation regarding the terms and conditions of this Note, the parties hereto shall subject themselves to non-binding mediation with a qualified mediator mutually satisfactory to both parties.

     IN WITNESS WHEREOF, the Borrower by its duly authorized officer has executed and delivered this Note as of the date first above written.

                              Paradigm Genetics, Inc.
                              Borrower

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________


                                       8
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                   RATE ADJUSTMENT RIDER AND ACKNOWLEDGMENT


RATE ADJUSTMENT RIDER AND ACKNOWLEDGMENT (this "Rider") to the Promissory Note dated June 18, 1998 (the "Note") lined in connection with the Master Loan and Security Agreement No. 7237 dated June 18,1998 and the Equipment Schedule No. 01 dated June 18, 1998 (collectively, the "Loan Agreement"), between Paradigm Genetics, Inc., as borrower (the "Customer") and OXFORD VENTURE LEASING, LLC, as Lender ("Oxford"). This Rider is entered into pursuant to and incorporates by this reference all of the terms and provisions of the Loan Agreement and Note. By its execution and delivery of this Rider, Customer hereby reaffirms all of the representations and warranties and covenants contained in the Loan Agreement and the Note as of the date hereof and further represents and warrants to Lender that no Default has occurred and is continuing as of the date hereof.

1. Purpose. This Rider amends and restates the terms of the payments set forth in the Note.

2.   Definitions. The following terms shall have the following meanings herein:

(a) "Adjustment Date" shall mean the date Oxford disburses any portion of the proceeds of the Loan Agreement.

(b) "Final T-Note Average" shall mean the average of the yields on U.S. Treasury Notes maturing in four years, as published by the Dow Jones Telerate Access Service, Page 19901, for the close of business on each business day of the two full calendar weeks immediately preceding the week containing the Adjustment Date.

(c) "Preliminary Payments" shall mean the payments set forth in the Equipment Schedule and the Note, consisting of $4,238.45 due upon execution (the "Advance Payment") followed by eleven (11) consecutive monthly payments of $4,238.45, followed by thirty-six (36) consecutive monthly payments of $12,324.42, followed by one (1) final payment of $39,891.31.

(d)  "Preliminary T-Note Avenge" shall mean 5.615%.

3. Adjustment of Payments. The Preliminary Payments were calculated based on a spread over the Preliminary T-Note Average. Should the Final T-Note Average differ from the Preliminary T-Note Average, then the Preliminary Payments shall be revised. For each increase or decrease of one (1) basis point (i.e., 1/100 of 1%) in the Final T-Note Average above or below the Preliminary T-Note Average, the Preliminary Payments shall he revised as follows (complete below as applicable):

The Advance Payment, due upon execution of the Equipment Schedule, and the next eleven payments shall remain unchanged.

Each of the payments for the months number 13-48 initially scheduled in the amount of $12,324.42 shall increase or decrease by $3.19.

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THE CALCULATION OF THE CONTRACT PAYMENTS UNDER THIS RIDER WILL SUPERSEDE ANY
PRIOR PROPOSAL OR QUOTATION. CUSTOMER HEREBY ACKNOWLEDGES AND AGREES TO TUE CALCULATION OP TIE PAYMENT SCHEDULE SET FORTH HEREIN.

4. Oxford's Requirements. The commencement of the Loan Agreement is subject to satisfaction of all documention and credit requirements of Oxford. If such requirements are not satisfied by the Adjustment Date, then Oxford may, at its sole option, declare that the Adjustment Date shall be the date when such requirements are satisfied.

Dated as of June 18, 1998

OXFORD VENTURE LEASING, LLC           PARADIGM GENETICS, INC.

By:____________________________       By:____________________________

Name:__________________________       Name:__________________________

Title:_________________________       Title:_________________________

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

                    TAX ACKNOWLEDGEMENT AND INDEMNIFICATION

Oxford Venture Leasing, LLC
8180 Greensboro Drive, suite 1000
McLean, VA 22102

     This Tax Acknowledgment and Indemnification ("Acknowledgment") is attached to and made a part of that certain Loan Schedule No. 01 (the "Loan Schedule"), to Master Loan and Security Agreement No. 7237, dated as of June 18, 1998 (the "Loan Agreement"), by and between Oxford Venture Leasing, LLC and the undersigned.

     Notwithstanding any provision to the contrary in the Loan Agreement, we hereby confirm our understanding and acknowledgment of the following:

     1. While you normally bill us for taxes, if any, payable on the rentals (sales/use taxes), you will not bill us for or furnish any advice with respect to any taxes on the Equipment ("Taxes"), including personal property, ad valorem or other taxes imposed by any state, federal, local or foreign government in connection with the purchase, possession, ownership or operation of the Equipment.

     2. It is our obligation to and we shall timely submit such reports, declarations, inventories and other documentation, file such returns, and pay the applicable Taxes when due in connection with the Equipment. If local law prohibits us from making direct payment or filing the applicable report or return it is our responsibility to and we shall immediately advise you in writing to such effect and furnish you with the forms, data and information as will enable you to make and file the return or report, along with our payment for the Tax due. Any accrual of interest and penalties resulting from our failure to comply with the foregoing, or otherwise, is and shall be our responsibility.

     3. Upon your request, we shall provide you with copies of satisfactory documentation and proof of payment of such Taxes. We shall indemnify you and hold you harmless from and against any such Taxes, and any penalties and interest thereon, and any other liabilities and damages that you may incur arising out of our failure to pay when due such Taxes. The indemnity and covenants set forth herein shall continue in full force and effect and shall survive the expiration or earlier termination of the Loan Agreement or the Loan Schedule.

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     All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Loan Schedule. Except as specifically set forth herein, all of the terms and conditions of the Loan Agreement and the Loan Schedule shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Acknowledgment conflict with any provisions contained in the Loan Agreement or the Loan Schedule, the provisions of this Acknowledgment shall control.

                                    Very truly yours,


                                             PARADIGM GENETICS, INC.


                                             By:_______________________________

                                             Title:____________________________

                                             Date:_____________________________

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